EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS






               We consent to the use in this Registration Statement (Form S-4) of our report dated February 17, 1998 relating to the consolidated financial statements of Virginia Heartland Bank for the years ended December 31, 1997 and 1996, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                 Bowling, Franklin & Co., LLP


Fredericksburg, Virginia
June 17, 1998